UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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Virtus Total Return Fund
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VIRTUS TOTAL RETURN FUND
101 Munson Street
Greenfield, MA 01301-9668

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To be held on June 2, 2016
Notice is hereby given to the shareholders of Virtus Total Return Fund (the “Fund”) that the Annual Meeting of Shareholders of the Fund (the “Annual Meeting”) will be held at 10:00 a.m. Central Time on June 2, 2016 at 200 South Wacker Drive, Chicago, IL, 60606, in the 34th Floor Conference Room. The Annual Meeting is being held for the following purposes:
1.
  To elect Thomas F. Mann as the Class II Trustee of Virtus Total Return Fund, to serve for a term of three years, or until his successor has been duly elected and qualified (“Proposal 1”);
2.
  To consider the shareholder proposal described in the accompanying proxy statement under the heading “Possible Shareholder Proposal,” if properly presented at the meeting; and
3.
  To transact such other business as may properly come before the Annual Meeting or any adjournments, postponements or delays thereof.
THIS YEAR’S MEETING IS VERY IMPORTANT TO ALL SHAREHOLDERS OF THE FUND IN LIGHT OF THE NOMINATION OF A NOMINEE FOR TRUSTEE BY BULLDOG INVESTORS, LLC (“BULLDOG”) AND THE POSSIBLE PRESENTATION OF A SHAREHOLDER PROPOSAL. YOUR VOTE IS VERY IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN, AND WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON.
THE BOARD OF TRUSTEES (THE “BOARD”), INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF THE BOARD’S NOMINEE AND AGAINST THE SHAREHOLDER PROPOSAL THAT MAY BE PRESENTED AT THE MEETING ON THE ENCLOSED WHITE PROXY CARD. THE BOARD STRONGLY URGES THAT YOU NOT VOTE FOR THE INDIVIDUAL PUT FORWARD BY BULLDOG. THE BOARD BELIEVES THAT THE BOARD’S NOMINEE WILL BETTER SERVE THE INTERESTS OF ALL SHAREHOLDERS OF THE FUND RATHER THAN BULLDOG’S NOMINEE AND THAT THE SHAREHOLDER PROPOSAL IS NOT IN THE BEST INTERESTS OF THE FUND.
The Board has fixed the close of business on April 8, 2016 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting. We urge you to mark, sign, date, and mail the enclosed proxy or proxies in the postage-paid envelope provided, or vote via the Internet or telephone, so you will be represented at the Annual Meeting.

By order of the Board,
/s/ William Renahan
William Renahan Secretary Virtus Total Return Fund

Hartford, Connecticut
April 18, 2016

IMPORTANT:
Shareholders are cordially invited to attend the Annual Meeting. In order to avoid delay and additional expense, and to assure that your shares are represented, please vote the WHITE proxy card as promptly as possible, even if you plan to attend the Annual Meeting. Please refer to the website and telephone number indicated on your WHITE proxy card for instructions on how to cast your vote. To vote by telephone, please call the toll-free number located on your WHITE proxy card and follow the recorded instructions, using your WHITE proxy card as a guide. To vote by mail, please complete, sign, date, and mail the enclosed WHITE proxy card. No postage is required if you use the accompanying envelope to mail the WHITE proxy card in the United States. The proxy is revocable and will not affect your right to vote in person if you attend the Annual Meeting and elect to vote in person.
Please do not sign any green or other proxy card that may be provided by Bulldog Investors, LLC.

VIRTUS TOTAL RETURN FUND ("DCA")
PROXY STATEMENT
FOR
ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON JUNE 2, 2016

This Proxy Statement is furnished in connection with the solicitation by the Board of Trustees (the “Board”) of Virtus Total Return Fund (“DCA” or the “Fund”) of proxies to be voted at the Annual Meeting of Shareholders of the Fund (the “Annual Meeting”) to be held at 10:00 a.m. Central Time at 200 South Wacker Drive, Chicago, IL, 60606, in the 34th Floor Conference Room. If you need to obtain directions to be able to attend the Annual Meeting and vote in person, please contact us at 1-866-270-7788.
This document gives you the information you need to vote on the matters listed on the accompanying Notice of Annual Meeting of Shareholders (“Notice of Annual Meeting”). This Proxy Statement, the Notice of Annual Meeting, and the WHITE proxy card are first being mailed to shareholders on or about April 18, 2016.
At the Annual Meeting, shareholders of the Fund will be asked:
1.
  To elect Thomas F. Mann as the Class II Trustee of the Fund, to serve for a term of three years, or until his successor has been duly elected and qualified (“Proposal 1”);
2.
  To consider the shareholder proposal described in the accompanying proxy statement under the heading “Possible Shareholder Proposal,” if properly presented at the meeting; and
3.
  To transact such other business as may properly come before the Annual Meeting or any adjournments, postponements or delays thereof.
All properly executed proxies received prior to the Annual Meeting will be voted at the Annual Meeting in accordance with the instructions marked on the WHITE proxy card. Unless instructions to the contrary are marked on the proxy card, proxies submitted by holders of the Fund’s shares of beneficial interest (“Common Shares”) will be voted “FOR” Proposal 1 and "AGAINST" any shareholder proposal presented at the meeting, as appropriate. The persons named as proxy holders on the proxy card will vote in their discretion on any other matters that may properly come before the Annual Meeting or any adjournments or postponements thereof. Any shareholder executing a proxy has the power to revoke it prior to its exercise by submission of a properly executed, subsequently dated proxy, by voting in person, or by written notice to the Secretary of the Fund (addressed to the Secretary at the principal executive office of the Fund, 101 Munson Street, Greenfield, MA 01301-9668). However, attendance at the Annual Meeting, by itself, will not revoke a previously submitted proxy. Unless the proxy is revoked, the Common Shares represented thereby will be voted in accordance with specifications therein.
Please do not sign any green or other proxy card that may be provided by Bulldog Investors, LLC (“Bulldog”).
Only shareholders or their duly appointed proxy holders can attend the Annual Meeting and any adjournment or postponement thereof. To gain admittance, if you are a shareholder of record, you must bring a form of personal identification to the Annual Meeting, where your name will be verified against our shareholder list. If a broker or other nominee holds your Common Shares and you plan to attend the Annual Meeting, you should bring a recent brokerage statement showing your ownership of the Common Shares, as well as a form of personal identification. If you are a beneficial owner and plan to vote at the Annual Meeting, you should also bring a legal proxy from your broker.
The Fund’s Common Shares are the only outstanding voting securities of the Fund. The record date for determining shareholders entitled to notice of, and to vote at, the Annual Meeting and at any adjournment or postponement thereof has been fixed at the close of business on April 8, 2016 (the “Record Date”), and each shareholder of record at that time is entitled to cast one vote for each Common Share registered in his or her name. As of the Record Date, 27,466,109 Common Shares of Virtus Total Return Fund were outstanding and entitled to be voted with respect to that Fund.
This year’s meeting is very important to all shareholders of the Fund in light of the nomination of a nominee for trustee by Bulldog and the possible presentation of a shareholder proposal. Your vote is essential, no matter how many Common Shares you own, and whether or not you plan to attend the meeting in person. The Board, including the independent trustees, unanimously recommends that you vote for the election of the Board’s nominee and against the shareholder proposal that may be presented at the meeting on the enclosed white proxy card. The Board strongly urges that you not vote for the individual nominee who was put forward by Bulldog. The Board believes that the Board’s nominee will better serve the interests of all shareholders of the Fund rather than Bulldog’s nominee and that the shareholder proposal is not in the best interests of the Fund.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING TO BE HELD ON June 2, 2016: The Proxy Statement for the Annual Meeting is also available at www.proxy-direct.com/vir-27729. The Fund will furnish, without charge, a copy of its annual report for the fiscal year ended November 30, 2015 and more recent shareholder reports, if any, to any Fund shareholder upon request. To request a copy, please call 1-866-270-7788 or write to Virtus Total Return Fund, Attn: Secretary, 101 Munson Street, Greenfield, MA 01301-9668.
PROPOSAL 1:
ELECTION OF THOMAS F. MANN
Description of Proposal 1
At the Annual Meeting, shareholders of the Fund will be asked to elect Thomas F. Mann as the Class II Trustee, to serve for a term of three years, or until his successor has been duly elected and qualified.
Background
The Board of Trustees is responsible for the overall management of the Fund, including general supervision and review of the Fund’s operations. The Board, in turn, elects the officers of the Fund who are responsible for administering the Fund’s day-to-day affairs. Among other things, the Board generally oversees the portfolio management of the Fund and reviews and approves the Fund’s advisory and subadvisory contracts and other principal contracts. Trustees of the Fund are divided into three classes, and are elected to serve staggered terms. Each year, the term of office of one class expires.
Effect of the Approval of Proposal 1
If Proposal 1 is approved, Mr. Mann would be elected as Trustee effective as of the Annual Meeting. He would continue to serve on the Board as the Class II Trustee for an additional term of three years, or until his successor has been duly elected and qualified.
The Governance and Nominating Committee, the Independent Trustees and the Board have determined not to include the person nominated this year by Bulldog and, therefore, such individual is a nominee solely of such shareholder and not of the Board.
ADDITIONAL INFORMATION ABOUT
PROPOSAL 1
The holders of the Fund’s Common Shares will have equal voting rights (i.e., one vote per share) and will vote together as a single class with respect to Proposal 1.
Unless authority is withheld, it is the intention of the persons named in the proxy to vote the proxy “FOR” the election of the Trustee Nominees described in Proposal 1.
Background and additional information concerning the current Trustees and the Nominee is set forth in the tables that follow. The “Interested” Trustee (as defined in Section 2(a)(19) of the Investment Company Act of 1940 (the “1940 Act”)) is indicated by an asterisk(*). Independent Trustees are those Trustees who are not interested persons of (i) the Fund, (ii) the Fund's investment advisers (Virtus Investment Advisers, Inc., the “Adviser”) or subadvisers (Duff & Phelps Investment Management Co. and Newfleet Asset Management, LLC, each a “Subadviser”), or (iii) a principal underwriter of the Fund, and who satisfy the requirements contained in the definition of “independent” as defined in the 1940 Act (the “Independent Trustees”).

Information About the Nominee and Continuing Trustees of Virtus Total Return Fund

Class I Trustees
Name, Year of Birth and Address(1)	Position(s) Held with the Fund	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Funds Complex(3) Overseen by Trustee	Other Directorships/Trusteeships Held During Past Five Years
Independent Trustee
Philip R. McLoughlin Year of Birth: 1946	Nominee, Trustee and Chairman	Trustee since 2011; term expires at the 2018 annual meeting	Partner (2006 to 2010), Cross Pond Partners, LLC (investment management consultant); and Partner (2008 to 2010), SeaCap Partners, LLC (strategic advisory firm)	75
Director (since 1991) and Chairman (since 2010), World Trust Fund (closed-end investment firm in Luxembourg); Director (since 1995), closed-end funds managed by Duff & Phelps Investment Management Co. (4 portfolios); Chairman (since 2002) and Trustee (since 1999), Virtus Mutual Fund Complex (52 portfolios); Chairman and Trustee (since 2003), Virtus Variable Insurance Trust (9 portfolios); Trustee/Director and Chairman (since 2011), Virtus Closed-End Funds (3 portfolios); Trustee and Chairman (since 2013), Virtus Alternative Solutions Trust (7 portfolios); and Director (1985 to 2009), Argo Group International Holdings Inc. and its predecessor, PXRE Corporation (insurance)

Interested Trustee
George R. Aylward* Year of Birth: 1964	Nominee, Trustee and President	Trustee since 2011; term expires at the 2018 annual meeting	Director, President and Chief Executive Officer (since 2008), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions with Virtus affiliates (since 2005).	73
Trustee (since 2006), Virtus Mutual Funds (52 portfolios); Chairman, President and Chief Executive Officer (since 2006), The Zweig Closed-End Funds (2 portfolios); Trustee (since 2012) and President (since 2010), Virtus Variable Insurance Trust (9 portfolios); Trustee and President (since 2011), Virtus Closed-End Funds (3 portfolios); Director (since 2013), Virtus Global Funds, PLC (2 portfolios); Trustee (since 2013), Virtus Alternative Solutions Trust (7 portfolios); and Chairman and Trustee (since 2015), Virtus ETF Trust II.

Class II Trustee
Name, Year of Birth and Address[1]	Position(s) Held with the Fund	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Funds Complex Overseen by Trustee[3]	Other Directorships/Trusteeships Held During Past Five Years
Independent Trustee
Thomas F. Mann Year of Birth: 1950	Trustee	Trustee since 2011; term expires at the 2016 Annual Meeting	Retired; Managing Director and Group Head Financial Institutions Group (2003 to 2012), Societe Generale Sales of Capital Market Solutions and Products; Founder, MannMaxx Management (since 2010)	10
Trustee (since 2002), The Hatteras Funds (20 portfolios); Trustee/Director (since 2011), Virtus Closed-End Funds (3 portfolios); and Trustee (since 2013), Virtus Alternative Solutions Trust (7 portfolios)

Class III Trustees
Name, Year of Birth and Address(1)	Position(s) Held with the Fund	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Funds Complex(3) Overseen by Trustee	Other Directorships/Trusteeships Held During Past Five Years
Independent Trustees
William R. Moyer Year of Birth: 1944	Trustee	Trustee since 2011; term expires at the 2017 annual meeting	Financial and Operations Principal (2006 to present), Newcastle Distributors LLC (broker dealer); Partner (2006 to 2012), CrossPond Partners, LLC (strategy consulting firm); Partner (2008 to 2010), Seacap Partners, LLC (investment management); and former Chief Financial Officer, Phoenix Investment Partners	10	Trustee/Director (since 2011), Virtus Closed-End Funds (3 portfolios); and Trustee (since 2013), Virtus Alternative Solutions Trust (7 portfolios)

James M. Oates Year of Birth: 1946	Trustee	Trustee since 2013; term expires at the 2017 annual meeting	Managing Director (since 1994), Wydown Group (consulting firm).	62
Trustee (since 1987), Virtus Mutual Fund Complex (52 portfolios); Director (since 1996), Stifel Financial; Director (1998-2014), Connecticut River Bancorp; Chairman and Director (1999 to 2014), Connecticut River Bank; Chairman (since 2000), Emerson Investment Management, Inc.; Director (2002-2014), New Hampshire Trust Company; Chairman and Trustee (since 2005), John Hancock Fund Complex (228 portfolios); Non-Executive Chairman (since 2007), Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services); Trustee/Director (since 2013), Virtus Closed-End Funds (3 portfolios); and Trustee (since 2013), Virtus Alternative Solutions Trust (7 portfolios)

*
  Mr. Aylward is an “interested person” as defined in the 1940 Act, by reason of his position as President and Chief Executive Officer of Virtus Investment Partners, Inc. (“Virtus”), the ultimate parent company of the Adviser, and various positions with its affiliates.
(1)
  The business address of each current Trustee is c/o Virtus Total Return Fund, 101 Munson Street, Suite 104, Greenfield, MA 01301.
(2)
  Each Trustee currently serves a one to three-year term concurrent with the class of Trustees for which he serves.
(3)
  The “Virtus Fund Complex” includes those registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or for which the Adviser or an affiliate of the Adviser, including the Subadvisers, serves as investment adviser.
Trustee and Trustee Nominee Qualifications
The Board has determined that each Trustee and Trustee Nominee should serve as such based on several factors (none of which alone is decisive). Among the factors the Board considered when concluding that an individual should serve as a Trustee were the following: (i) availability and commitment to attend meetings and perform the responsibilities of a Trustee, (ii) personal and professional background, (iii) educational background, (iv) financial expertise, (v) ability, judgment, attributes and expertise; and (vi) familiarity with the Fund or its service providers. In respect of each Trustee and Trustee Nominee, the individual’s professional accomplishments and prior experience, including, in some cases, in fields related to the operations of the Fund, were a significant factor in the determination that the individual should serve as a Trustee of the Fund.

Following is a summary of various qualifications, experiences and skills of each Trustee and Trustee Nominee (in addition to business experience during the past five years as set forth in the table above) that contributed to the Board’s conclusion that an individual should serve on the Board. References to the qualifications, attributes and skills of Trustee and Trustee Nominee do not constitute the holding out of any Trustee or Trustee Nominee as being an expert under Section 7 of the Securities Act of 1933, as amended, or the rules and regulations of the SEC.
George R. Aylward.   In addition to his positions with the Fund, Mr. Aylward is a Director and the President and Chief Executive Officer of Virtus, the ultimate parent company of the Adviser. He also holds various executive positions with the Adviser, and previously held such positions with the former parent company of Virtus. He therefore has experience in all aspects of the development and management of registered investment companies, and the handling of various financial, staffing, regulatory and operational issues. Mr. Aylward is a certified public accountant and holds an MBA, and he also serves as an officer and director of other closed-end funds managed by the Adviser and its affiliates.
Thomas F. Mann.   Mr. Mann has over 40 years of experience in various senior management positions at large global finance institutions and small entrepreneurial environments. He is also a Chartered Financial Analyst (CFA) and holds both MBA and law degrees. Through this experience, Mr. Mann is able to provide significant risk management, managerial and financial expertise to the Board and its committees. In addition, Mr. Mann’s extensive service on other Boards of Directors allows him to bring valuable knowledge of corporate governance best practices to the Board and its committees.
Philip R. McLoughlin.   Mr. McLoughlin has extensive knowledge regarding asset management and the financial services industry, having served for a number of years in various executive and director positions of the company that is now Virtus and its affiliates, culminating in his role as Chairman and Chief Executive Officer. He also served as legal counsel and Chief Compliance Officer to the investment companies associated with those companies at the time, giving him an understanding of the legal and compliance issues applicable to mutual funds. Mr. McLoughlin also has worked with U.S. and foreign companies in the insurance and reinsurance industry. He is also a director of other closed-end funds managed by the Adviser and its affiliates.
William R. Moyer.   Mr. Moyer has substantial experience in the asset management and accounting industries. He currently serves as a partner at an investment management consulting firm. Previously, he served for a number of years as Executive Vice President and Chief Financial Officer of the company that is now Virtus and its affiliates. Mr. Moyer also is a certified public accountant and has an extensive background in accounting matters relating to investment companies.
James M. Oates.   Mr. Oates was instrumental in the founding of a private global finance, portfolio management and administration company, and he has also served in executive and director roles for various types of financial services companies. As a senior officer and director of investment management companies, Mr. Oates has experience in investment management. He also previously served as chief executive officer of two banks, and holds an MBA. Mr. Oates also has experience as a director of other publicly traded companies and has served for a number of years as the Chairman of the Board of a large family of mutual funds unaffiliated with the Fund.
Required Vote
The election of the Trustee Nominee to the Board requires a plurality of the votes cast by the shareholders of the Fund at the Annual Meeting, provided a quorum is present. In other words, the plurality of votes cast means whichever nominee receives the most votes will win and does not require the winner to receive a majority of the votes cast.
THE FUND'S BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS VOTE “FOR” THE ELECTION OF THE TRUSTEE NOMINEE IN PROPOSAL 1.
Signed but unmarked proxies will be voted in accordance with the Board’s recommendation.
Other Nominees
The Fund has received notice from Bulldog stating an intention to nominate one individual for election as Trustee. As set forth above, the Board has nominated Thomas F. Mann for election as Trustee.
There can be no assurance as to whether Bulldog will prepare and mail its own proxy materials to solicit your vote in favor of its nominee.
The Nominating and Governance Committee noted that it had reviewed the Trustee Nominee discussed above whom the Board previously had nominated for election as Trustee. The Nominating and Governance Committee nevertheless also reviewed the qualifications of the person proposed by Bulldog consistent with the provisions of the Nominating and Governance Committee Charter. The Nominating and Governance Committee unanimously determined not to recommend that this person be nominated for election as Trustee at the meeting. The Board subsequently reviewed Bulldog’s proposed nominee, received the recommendation of the Nominating and Governance Committee with respect to Bulldog’s nominee and unanimously determined not to nominate this person for election as Trustee at the meeting.
ADDITIONAL INFORMATION ABOUT
TRUSTEES AND OFFICERS
Leadership Structure of the Board of Trustees
The primary responsibility of the Board is to represent the interests of the Fund and to provide oversight of the management of the Fund. The Fund’s day-to-day operations are managed by the Adviser, the Subadvisers, and other service providers who have been approved by the Board. Generally, the Board acts by majority vote of all the Trustees, including a majority vote of the Independent Trustees if required by applicable law.
In addition to four regularly scheduled meetings per year, the Board expects to hold special meetings either in person or via telephone to discuss specific matters that may require consideration prior to the next regular meeting. As discussed below, the Board has established standing committees to assist the Board in performing its oversight responsibilities, and each such committee has a chairperson. The Board may also designate working groups or ad hoc committees as it deems appropriate.
Mr. McLoughlin serves as Chairman of the Board. The Chairman's primary role is to participate in the preparation of the agenda for meetings of the Board and the identification of information to be presented to the Board with respect to matters to be acted upon by the Board. The Chairman also presides at all meetings of the Board and between meetings generally acts as a liaison with the Fund's service providers, officers, legal counsel, and the other Trustees. The Chairman may perform such other functions as may be requested by the Board from time to time. Except for any duties specified herein or pursuant to the Fund's Declaration of Trust and/or By-laws, or as assigned by the Board, the designation of Chairman does not impose on such Independent Trustee any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of the Board, generally.
The Board believes that this leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over matters under its purview, and it allocates areas of responsibility among committees or working groups of Trustees and the full Board in a manner that enhances effective oversight. Mr. McLoughlin previously served as the Chairman and Chief Executive Officer of the company that is now Virtus; however, he is now an Independent Trustee due to (a) the fact that Virtus is no longer affiliated with The Phoenix Companies, Inc., and (b) the passage of time. The same is true for Mr. Moyer, who previously served as Chief Financial Officer and Executive Vice President of the company that is now Virtus. Because of this balance, it is believed that Mr. McLoughlin and Mr. Moyer each have the ability to provide independent oversight of the Fund's operations within the context of his detailed understanding of the perspective of the Adviser and the Fund's other service providers. The Board therefore considers leadership by Mr. McLoughlin (and service by Mr. Moyer) as enhancing the Board’s ability to provide effective independent oversight of the Fund's operations and meaningful representation of the shareholders’ interests.
The Board also believes that having a super-majority of Independent Trustees is appropriate and in the best interest of the Fund's shareholders. Nevertheless, the Board also believes that having an interested person serve on the Board brings corporate and financial viewpoints that are, in the Board’s view, crucial elements in its decision-making process. In addition, the Board believes that Mr. Aylward, who is currently the Chairman and President of the Adviser, and the President and Chief Executive Officer of Virtus, and serves in various executive roles with other affiliates of the Adviser who provide services to the Fund, provides the Board with the Adviser's perspective in managing and sponsoring other Virtus-registered funds as well as the perspective of other service providers to the Fund. The leadership structure of the Board may be changed at any time and in the discretion of the Board, including in response to changes in circumstances or the characteristics of the Fund.
Board’s Role in Risk Oversight
As a registered investment company, the Fund is subject to a variety of risks, including investment risks, financial risks, compliance risks and regulatory risks. As part of its overall activities, the Board oversees the management of the Fund's risk management structure by the Fund's Adviser, Subadvisers, administrator, officers and others. The responsibility to manage the Fund's risk management structure on a day-to-day basis is subsumed within the other responsibilities of these parties. The Board then considers risk management issues as part of its general oversight responsibilities throughout the year at regular meetings of the Board and its committees, and within the context of any ad hoc communications with the Fund's service providers and officers. The Fund's Adviser, Subadvisers, administrator, officers and legal counsel prepare regular reports to the Fund's Board that address certain investment, valuation, compliance and other matters, and the Board as a whole or its committees may also receive special written reports or presentations on a variety of risk issues at the request of the Board, a committee, the Chairman or a senior officer.
The Board receives regular written reports describing and analyzing the investment performance of the Fund. In addition, the portfolio managers of the Fund and representatives of the Subadvisers meet with the Board periodically to discuss portfolio performance and answer the Board’s questions with respect to portfolio strategies and risks.
The Board receives regular written reports from the Fund's Chief Financial Officer that enable the Board to monitor the number of fair valued securities in the Fund’s portfolio, the reasons for the fair valuation and the methodology used to arrive at the fair value. Such reports also include information concerning illiquid securities within the Fund’s portfolio. The Board and/or the Audit Committee may also review valuation procedures and pricing results with the Fund's independent auditors in connection with the review of the results of the audit of the Fund's year-end financial statements.
The Board also receives regular compliance reports prepared by the compliance staff of the Adviser and the Subadvisers, and meets regularly with the Fund's Chief Compliance Officer (“CCO”) to discuss compliance issues, including compliance risks. As required under applicable rules, the Independent Trustees meet regularly in executive session with the CCO, and the CCO prepares and presents an annual written compliance report to the Board. The CCO, as well as the compliance staff of the Adviser, provide the Board with reports on their examinations of functions and processes within the Adviser and the Subadvisers that affect the Fund. The Board also adopts compliance policies and procedures for the Fund and approves such procedures as appropriate for certain of the Fund's service providers. The compliance policies and procedures are specifically designed to detect and prevent violations of the federal securities laws.
In its annual review of the Fund's advisory, subadvisory and administration agreements, the Board reviews information provided by the Adviser, the Subadvisers and administrator relating to their operational capabilities, financial conditions and resources. The Board may also discuss particular risks that are not addressed in its regular reports and processes.
The Board recognizes that it is not possible to identify all of the risks that may affect the Fund or to develop processes and controls to eliminate or mitigate their occurrence or effects. The Board periodically reviews the effectiveness of its oversight of the Fund and any other funds overseen by the Board, and the processes and controls in place to limit identified risks. The Board may, at any time and in its discretion, change the manner in which it conducts its risk oversight role.
Committees of the Board
The Board has established a number of standing committees to oversee particular aspects of the Fund's management. These are:
Audit Committee.   The Board has adopted a written charter for the Fund’s audit committee (the “Audit Committee”). The Audit Committee is responsible for overseeing the Fund’s accounting and auditing policies and practices. The Audit Committee reviews the Fund’s financial reporting procedures, system of internal control, the independent audit process, and the Fund’s procedures for monitoring compliance with investment restrictions and applicable laws and regulations and with the Code of Ethics. The Audit Committee is currently composed entirely of Independent Trustees, who are also considered “independent” for purposes of the listing standards of the New York Stock Exchange (the “NYSE”). The Audit Committee’s current members are William R. Moyer, Thomas F. Mann, Philip R. McLoughlin and James M. Oates. The Board has determined that William R. Moyer possesses the technical attributes to qualify as an “audit committee financial expert,” and has designated Mr. Moyer as the Audit Committee’s financial expert.
In accordance with proxy rules promulgated by the SEC, the Fund's Audit Committee charter is being filed as an exhibit to this Proxy Statement, and is available at: https://www.virtus.com/vSiteManager/Upload/Docs/ClosedEndFunds/DSE/Governance/DSE_Audit_Committee_Charter.pdf.
Nominating and Governance Committee.   The Board has adopted a written charter for the Fund’s nominating and governance committee (the “Nominating and Governance Committee”). The Nominating and Governance Committee is responsible for developing and maintaining governance principles applicable to the Fund, for nominating individuals to serve as Trustees including as Independent Trustees and annually evaluating the Board and Committees.

The Nominating and Governance Committee considers candidates for trusteeship and makes recommendations to the Board with respect to such candidates. There are no specific required qualifications for trusteeship. The committee considers all relevant qualifications of candidates for trusteeship, such as industry knowledge and experience, financial expertise, current employment and other board memberships, and whether the candidate would be qualified to be considered an Independent Trustee. The Board believes that having among its members a diversity of viewpoints, skills and experience and a variety of complementary skills enhances the effectiveness of the Board in its oversight role. The committee considers the qualifications of candidates for trusteeship in this context.
The Board has adopted a policy for consideration of Trustee nominations recommended by shareholders. With regards to such policy, among other requirements, any shareholder group submitting a nomination must beneficially own, individually or in the aggregate, for at least two full years prior to the date of submitting the nomination, and through the date of the meeting at which such nomination is considered, 5% of the shares of a class of the Fund. Shareholder nominees for Trustee will be given the same consideration as any other candidate provided the nominee meets certain minimum requirements.
The Nominating and Governance Committee is currently composed entirely of Independent Trustees; its current members are Thomas F. Mann, Philip R. McLoughlin, William R. Moyer, and James M. Oates.
In accordance with proxy rules promulgated by the SEC, the Fund's Nominating and Governance Committee charter is available at: https://www.virtus.com/vSiteManager/Upload/Docs/ClosedEndFunds/Nominating_Committee_Charter.pdf.
Non-Trustee Officers of the Fund
The officers of the Fund are elected or appointed by the Board. The officers receive no compensation from the Fund, but are also officers of Virtus or the Fund's administrator, and receive compensation in such capacities. Information about George R. Aylward, the President of the Fund, can be found above within the descripton of the Trustees' background.

Name, Year of Birth and Address[1]	Position held with the Fund and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years
Francis G. Waltman YOB: 1962	Senior Vice President since 2011	Executive Vice President, Product Development (since 2009), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions with Virtus affiliates (since 2006).
Nancy J. Engberg YOB: 1956	Vice President and Chief Compliance Officer since 2011
Vice President (since 2008) and Chief Compliance Officer (2008 to 2011 and 2016 to Present), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various officer positions with Virtus affiliates (since 2008); Vice President (since 2008) and Chief Compliance Officer (since 2011), Virtus Mutual Funds; Vice President (since 2010), Chief Compliance Officer (since 2011) of various Virtus-affiliated funds.

W. Patrick Bradley YOB: 1972	Vice President, Chief Financial Officer and Treasurer since 2011
Senior Vice President, Fund Services (since 2010), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various officer positions (since 2006) with Virtus affiliates; Chief Financial Officer and Treasurer (since 2011) of various Virtus-affiliated funds.

William Renahan YOB: 1969	Vice President, Chief Legal Officer, and Secretary since 2012	Vice President, Chief Legal Officer, and Secretary of various Virtus-affiliated closed-end funds (since 2012); and a Managing Director, Legg Mason, Inc. and predecessor firms (1999-2012).

(1)
  The business address of each officer is c/o Virtus Investment Partners, 100 Pearl Street, Hartford, CT 06103.
(2)
  Term of office is at the discretion of the Board or until a successor has been duly elected and qualified.
Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the 1934 Act and Section 30(h) of the 1940 Act require, among other persons, the officers and Trustees of the Fund, Adviser and certain affiliates of the Adviser (“Reporting Persons”) to file reports of ownership of the Fund's securities and changes in such ownership with the SEC and the NYSE. Reporting Persons are also required by such regulations to furnish the Fund with copies of all Section 16(a) forms they file.

Based solely on its review of the copies of Forms 3, 4 and 5 and amendments thereto furnished to the Fund and representations of certain Reporting Persons, the Fund believes that all required Section 16(a) ownership reports were filed during its most recent fiscal year.
Information about the Fund's Independent Registered Public Accountant
The 1940 Act requires that the Fund’s independent registered public accounting firm be selected by the vote, cast in person, of a majority of the members of the Board who are not interested persons of the Fund. In addition, the listing standards of the NYSE vest the Audit Committee, in its capacity as a committee of the Board, with responsibility for the appointment, compensation, retention and oversight of the work of the Fund's independent registered public accounting firm. The Fund's financial statements for the year ended November 30, 2015 have been audited by PricewaterhouseCoopers LLP (“PwC”), an independent registered public accounting firm. PwC has also been selected to perform the audit of the Fund's financial books and records for the fiscal year ending November 30, 2016. Representatives of PwC are not expected to be present at the Annual Meeting.
Audit Committee Report
In connection with the audit of the Fund’s financial statements for the fiscal year ended in 2015, the Audit Committee: (1) reviewed and discussed the Fund’s 2015 audited financial statements with management, (2) discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 16, (3) received and reviewed the written disclosures and the letter from the independent accountant required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and (4) discussed with the independent accountant its independence. Based on the foregoing reviews and discussions, the Audit Committee recommendeds to the Boards that the Fund’s audited financial statements be included in the Fund’s Annual Report to Shareholders for the fiscal year ended in 2015.

Thomas F. Mann
Philip R. McLoughlin
William R. Moyer
James M. Oates

The Audit Committee’s Pre-Approval Policies and Procedures
The Board has adopted policies and procedures with regard to the pre-approval of services provided by PwC. Audit, audit-related and tax compliance services provided to the Fund on an annual basis require specific pre-approval by the Board. The Board must also approve other non-audit services provided to the Fund and those non-audit services provided to the Fund's affiliated service providers that relate directly to the operations and financial reporting of the Fund. Certain of these non-audit services that the Board believes are (i) consistent with the SEC’s auditor independence rules and (ii) routine and recurring services that will not impair the independence of the independent auditors may be approved by the Board without consideration on a specific case-by-case basis.
During the fiscal year ended November 30, 2015, all audit, audit-related, tax and non-audit services provided by the Fund's independent registered public accounting firm to the Adviser or Subadvisers, or any entity controlling, controlled by, or under common control with the Adviser or Subadvisers, were pre-approved by the Fund’s Audit Committee. For more information about the Fund's independent registered public accounting firm, see “Additional Information - Independent Auditors.
Shareholder Communications to the Trustees
The Board has adopted the following procedures for shareholders and other interested persons to send communications to the Board. Shareholders and other interested persons may mail written communications to the full Board, to committees of the Board or to specified individual Trustees in care of Virtus Total Return Fund, 101 Munson Street, Greenfield, MA 01301. All such communications received by the Fund will be forwarded to the full Board, the relevant Board committee or the specified individual Trustee, as applicable, except that the Fund may, in good faith, determine that a communication should not be so forwarded if it does not reasonably relate to the Fund or its operations, management, activities, policies, service providers, Board, officers, shareholders or other matters relating to an investment in the Fund or is purely ministerial in nature.
Beneficial Ownership of Securities
As of April 8, 2016, the Fund's Trustees and executive officers, as a group, owned less than 1% of the Fund's outstanding Common Shares. As of April 8, 2016, the current Trustees owned Common Shares of the Fund in the following amounts:

Name of Trustee	Dollar Range of Equity Securities in the Fund: DCA	Aggregate Dollar Range of Equity Securities in All Funds Overseen by Trustees in Family of Registered Investment Companies*
Independent Trustees
Thomas F. Mann	$50,001-$100,000	Over $100,000
Philip R. McLoughlin	$10,001-$50,000	Over $100,000
William R. Moyer	$10,001-$50,000	Over $100,000
James M. Oates	$10,001-$50,000	Over $100,000

Interested Trustee
George R. Aylward	$10,001-$50,000	Over $100,000

*
  The term, "Family of Registered Investment Companies", means any two or more registered investment companies that share the same investment adviser or principal underwriter or hold themselves out to investors as related companies for purposes of investment and investor services.
Board and Committee Meetings
The Fund has not established a policy with respect to Trustee attendance at annual meetings. Seven meetings of the Board were held during the year ended December 31, 2015.
Five meetings of the Audit Committee, and two meetings of the Governance and Nominating Committee were held during the year ended December 31, 2015.
During the year ended December 31, 2015, each Trustee of the Fund attended not less than 75% of all full Board meetings and committee meetings of which such Trustee was a member.
Trustee Compensation
The following table provides information regarding the compensation of the Independent Trustees for the year ended December 31, 2015.

Name of Trustee	Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Funds and Fund Complex[1]
Thomas F. Mann	$18,789	N/A	N/A	$142,283
Philip R. McLoughlin	$22,833	N/A	N/A	$755,283
William R. Moyer	$19,463	N/A	N/A	$148,283
James M. Oates	$18,340	N/A	N/A	$405,283

(1)
  The “Fund Complex” includes those registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or for which the Fund's Adviser or an affiliate of the Adviser, including the Subadvisers, serves as investment adviser.
Possible Shareholder Proposal
Bulldog also gave notice of its intention to submit the following, additional proposal to shareholders: that shareholders recommend that the Board promptly approve and submit to shareholders for a vote a proposal to liquidate the Fund.
The notice did not request that the proposal or a supporting statement from Bulldog be included in this Proxy Statement. There can be no assurance as to whether Bulldog will prepare and mail its own proxy materials to solicit your vote in favor of the proposal. The Fund is soliciting your votes AGAINST the proposal in case Bulldog properly raises the proposal at the meeting.
The Board reviewed the proposal and determined that it was not in the best interest of the Fund and its shareholders.
If such proposal is brought before the meeting by Bulldog, the individuals named as proxies on the enclosed proxy card will vote in accordance with your instructions on the WHITE proxy card. If you sign a WHITE proxy card but do not fill in a vote, your shares will be voted AGAINST the proposal that may be presented by Bulldog.

The proposal referred to in Bulldog’s notice is a recommendation of the shareholders to the Board and, as such, would require the affirmative vote of a majority of the Common Shares of the Fund voting at the meeting in person or by proxy, provided a quorum is present.
 THE FUND’S BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “AGAINST” THE PROPOSAL IF PROPERLY PRESENTED BY BULLDOG.
ADDITIONAL INFORMATION ABOUT
THE ANNUAL MEETING AND THE FUND
Further Information About Voting and the Annual Meeting
The presence in person or by proxy of shareholders entitled to vote a majority of the Common Shares will constitute a quorum. Abstentions or votes withheld will be counted as shares present at the Annual Meeting for purposes of a quorum. “Broker non-votes” (i.e., shares held by brokers or Nominee as to which (i) instructions have not been received from the beneficial owner or the persons entitled to vote and (ii) the broker does not have discretionary voting power on a particular matter) will also be counted as shares present for purposes of a quorum. However, abstentions and “broker non-votes” are considered shares present or represented by a proxy at the meeting but do not constitute votes cast.
The vote required for Proposal 1, the election of a Trustee for the Fund, requires a plurality of the votes cast at the Annual Meeting by the shareholders of the Fund. Because approval of Proposal 1 requires a plurality of only the votes actually cast, abstentions and broker non-votes have no effect on the voting outcome of such proposals.
The vote required for a possible shareholder proposal to require the Board to consider liquidating the Fund requires a majority of the votes cast at the Annual Meeting by the shareholders of the Fund. Because approval of the possible shareholder proposal requires a majority of only the votes actually cast, abstentions and broker non-votes have no effect on the voting outcome of such a proposal.
Instructions regarding how to vote via telephone or the Internet are included on the proxy card. The required control number for Internet and telephone voting is printed on the proxy card. The control number is used to match proxy cards with shareholders’ respective accounts and to ensure that, if multiple proxy cards are executed, shares are voted in accordance with the proxy card bearing the latest date.
If you wish to attend the Annual Meeting and vote in person, you will be able to do so. If you intend to attend the Annual Meeting in person and you are a record holder of the Fund’s shares, in order to gain admission you must show photographic identification, such as your driver’s license. If you intend to attend the Annual Meeting in person and you hold your shares through a bank, broker or other custodian, in order to gain admission you must show photographic identification, such as your driver’s license, and satisfactory proof of ownership of shares of the Fund, such as your voting instruction form (or a copy thereof) or broker’s statement indicating ownership as of a recent date. If you hold your shares in a brokerage account or through a bank or other nominee, you will not be able to vote in person at the Annual Meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the Annual Meeting.
All shares represented by properly executed proxies received prior to the Annual Meeting will be voted at the Annual Meeting in accordance with the instructions marked thereon or otherwise as provided therein. If you sign the proxy card, but do not fill in a vote, your shares will be voted in accordance with the Board’s recommendation. If any other business is brought before the Annual Meeting, your shares will be voted at the proxies’ discretion.
Shareholders who execute proxy cards or record their voting instructions via telephone or the Internet may revoke their proxies at any time prior to the time they are voted by giving written notice to the Secretary of the Fund, by delivering a subsequently dated proxy (including via telephone or the Internet) prior to the date of the Annual Meeting or by attending and voting at the Annual Meeting. Merely attending the Annual Meeting, however, will not revoke any previously submitted proxy.
The Board has fixed the close of business on April 8, 2016 as the record date for the determination of shareholders of the Fund entitled to notice of, and to vote at, the Annual Meeting. Shareholders of the Fund on that date will be entitled to one vote on each matter to be voted on for each share held and a fractional vote with respect to each fractional share with no cumulative voting rights.
It is anticipated that votes will be tabulated by IVS Associates, Inc., an independent inspector of elections.

Expenses and Proxy Solicitation
The Fund will bear the expense of the Meeting, including preparation, printing and mailing of the enclosed form of proxy and accompanying Notice of Annual Meeting and this Proxy Statement. The Fund, upon request, will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the Fund’s common stock. In order to obtain the necessary quorum at the Meeting, supplementary solicitation may be made by mail, telephone or personal interviews by officers or employees of the Fund and/or Adviser, or their affiliates. The Fund's officers will not receive any additional compensation for such solicitation. The Fund will bear 100% of solicitation costs and has retained Georgeson LLC to assist in the solicitation of proxies for a fee of approximately $40,000, plus reimbursement for out-of-pocket expenses. The Fund estimates that it may spend approximately $170,000 in connection with the solicitation of proxies.
Adviser and Subadvisers
Virtus Investment Advisers, Inc. (“VIA”) acts as the Fund’s investment adviser. The Adviser is responsible for making investment decisions with respect to the investment of the Fund’s assets. The Adviser is located at 100 Pearl Street, Hartford, CT 06103. VIA has delegated the portfolio management of the Fund to two subadvisers: Newfleet Asset Management, LLC ("Newfleet") and Duff & Phelps Investment Management Co. ("Duff & Phelps"). Duff & Phelps is located at 200 South Wacker Drive, Suite 500, Chicago, IL 60606. Newfleet is located at 100 Pearl Street, Hartford, CT 06103.
Administrator
Virtus Fund Services, LLC (the “Administrator” or “Virtus Fund Services”), serves as the administrator for the Fund. The Administrator’s principal business office is located at 100 Pearl Street, Hartford, CT 06103. All of the Administrator’s outstanding equity interests are owned by Virtus. Virtus Fund Services became the administrator of the Fund on January 1, 2013, as assignee of VP Distributors, LLC (“VP Distributors”), which is a wholly owned subsidiary of Virtus. Virtus Fund Services was established to carry on the fund administration business previously conducted by VP Distributors, which now conducts exclusively a broker-dealer and fund distribution business. In addition, Virtus Fund Services utilizes the same personnel and systems previously used by VP Distributors to perform administrative services for the Fund, and the administration fee remains the same.
Independent Auditors
Virtus Total Return Fund
Fees
The aggregate fees paid to PwC in connection with the Fund’s annual audit for fiscal years 2014 and 2015 were as follows:

Fiscal Year	Audit Fees	Audit-Related Fees*	Tax Fees**	All Other Fees***
2015	$26,000	$2,268	$4,850	$0
2014	$26,000	$4,476	$3,950	$0

*
  “Audit-Related Fees” are those related to performance of the audit and review of the Fund’s financial statements not disclosed under “Audit Fees.”
**
  “Tax Fees” are those primarily associated with review of the Fund's tax provision and Regulated Investment Company qualification in connection with audits of the Fund's financial statements, review of year-end distributions by the Fund to avoid excise tax, periodic discussion with management on tax issues affecting the Fund, and reviewing and signing the Fund’s federal income and excise tax returns.
***
  Includes all non-audit fees.
Some fees for services performed by PwC in 2014 and 2015 were paid to PwC in 2015 and 2016, respectively. Thus, there are fees that were accrued in one year and that are paid in the following year, and therefore are not reflected in the above chart.
The aggregate non-audit fees billed by PwC for services rendered to the Fund, the Adviser, and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Funds for the fiscal years ended December 31, 2014 and November 30, 2015 were $430,462 and $553,483, respectively. All of the services described in the tables above were approved by the Fund’s Audit Committee pursuant to its policies and procedures.

With respect to Rule 2-01(c)(7)(i)(C) of Regulation S-X, there were no fees that were approved by the Audit Committee pursuant to the de minimis exception for the Fund's last two fiscal years on behalf of (i) the Fund's service providers that relate directly to the operations and financial reporting of the Fund, or (ii) the Fund itself. There were no fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.
Principal Shareholders
As of April 8, 2016, to the best of the Fund’s knowledge, no person beneficially owns more than five percent of the outstanding shares of the Fund’s Common Stock other than as listed in the below table. This information is based on publicly available Schedule 13D and 13G disclosures filed with the SEC.

Title of Class	Name and Address of Beneficial Ownership	Amount of and Nature of Beneficial Ownership	Percent of Class
Common Stock	First Trust Portfolios L.P. First Trust Advisors L.P. The Charger Corporation 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	4,384,681	15.96%

Common Stock	Advisors Asset Management 1892 Base Camp Road Monument, CO 80132	4,186,295	15.24%

Common Stock	Bulldog Investors, LLC 250 Pehle Ave #708 Saddle Brook, NJ 07663	3,776,247	13.75%

Important Notice Regarding Internet Availability of Proxy Materials for Annual Meeting
This Proxy Statement, the Fund’s most recent Annual Report, the form of proxy and the Notice of Annual Meeting (the “Proxy Materials”) are available to you on the Internet at www.proxy-direct.com/vir-27729. These Proxy Materials will be available on the internet through the day of the Annual Meeting.
No Dissenters' Rights
Shareholders have no rights under applicable law or the Fund's Declaration of Trust and/or Bylaws to exercise dissenters' rights of appraisal with respect to any of the matters to be voted upon at the Meeting.
Deadline for Shareholder Proposals
The Fund’s Bylaws contain an advance notice provision, which requires that the Fund be given advance notice of shareholder nominations for election to the Board and of other matters which shareholders wish to present for action at an annual meeting of shareholders, other than matters included in that Fund’s proxy statement in accordance with Rule 14a-8 under the Exchange Act. Any notice of shareholder nominations for election to the Fund’s Board or notice of other matters not submitted pursuant to Rule 14a-8 which shareholders wish to present at the Fund’s 2017 Annual Meeting of Shareholders must be received not earlier than December 1, 2016 nor later than 5:00 p.m., Eastern Time, on December 31, 2016; provided, however, that in the event that the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the date of the preceding year’s annual meeting, notice by the shareholder to be timely must be so delivered not earlier than the 150th day prior to the date of such annual meeting and not later than 5:00 p.m., Eastern Time, on the later of the 120th day prior to the date of such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made.
Shareholder proposals should be sent to the attention of the Fund’s Secretary, 101 Munson Street, Greenfield MA 01301-9668. Any such proposal received either prior to or after such dates will be considered untimely and will be excluded from consideration at the next annual meeting. The mere submission of a proposal or notice of proposal by a shareholder does not guarantee that such proposal will be included in the proxy statement or otherwise considered at such annual meeting. The notice by the shareholder must also set forth specific information, and provide certain representations, the details of which are set forth in the respective Fund’s Bylaws. Any shareholder proposal must also comply with all other legal requirements in order to be included in the Fund’s proxy statement and form of proxy for that meeting. A copy of the Fund’s Bylaws is available on the website of the SEC at http://www.sec.gov.
Other Matters
The management of the Fund knows of no other matters which are to be brought before the Annual Meeting. However, if any other matters not now known properly come before the Annual Meeting, it is the intention of the persons named in the enclosed form of proxy to vote such proxy in accordance with their judgment on such matters.
Adjournment
In the event a quorum is not present at the Annual Meeting, proxies (including broker non-votes) would vote in favor of one or more adjournments of the Annual Meeting with respect to such item(s) of business to permit further solicitation of proxies, provided they determine that such an adjournment and additional solicitation is reasonable and in the interest of shareholders based on a consideration of all relevant factors, including the nature of the relevant Proposal, the percentage of votes then cast, the percentage of the negative votes cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation.

Very truly yours,
/s/ William Renahan
WILLIAM RENAHAN
Secretary
Virtus Total Return Fund

April 18, 2016

EVERY VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours

VOTE BY PHONE
Call 1-800-337-3503
Follow the recorded instructions
available 24 hours

Mail

VOTE BY MAIL
Vote, sign and date this Proxy Card and return in the postage-paid envelope

Please detach at perforation before mailing.

PROXY CARD | VIRTUS TOTAL RETURN FUND | PROXY CARD

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES.
The undersigned hereby appoints George R. Aylward, William Renahan and Kevin J. Carr, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders to be held at 200 South Wacker Drive, 34th Floor Conference Room, Chicago, IL 60606 on June 2, 2016 at 10:00 a.m., Central Time, and at any and all adjournments thereof (the "Meeting"), to vote all shares of Virtus Total Return Fund, which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions indicated herein. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. **This proxy is solicited on behalf of the Board of Trustees of Virtus Total Return Fund.**

This proxy card when properly executed will be voted in the manner directed herein by the undersigned shareholder, and in the discretion of such proxies, upon any and all other matters as may properly come before the Meeting or any adjournment thereof. If no direction is made, this proxy will be voted "FOR" the nominee listed on the reverse side and "AGAINST" Proposal 2, if properly presented at the meeting. The undersigned hereby acknowledges receipt of the accompanying Notice of Annual Meeting and Proxy Statement for the Meeting to be held on June 2, 2016.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

To change the address on your account, please check the box at right and indicate your new address in the address space below. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

____
____
____

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EVERY VOTE IS IMPORTANT

IF YOU VOTE BY TELEPHONE OR INTERNET,
PLEASE DO NOT MAIL YOUR CARD

Please detach at perforation before mailing.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. EXAMPLE: ■

The Board of Trustees recommends a vote FOR the listed nominee in Proposal 1 and AGAINST Proposal 2.

1. To elect the following Trustee, to serve for a three-year term, or until his successor has been duly elected and qualified.
Current Nominee for a Term Expiring at the Annual Meeting to be held in 2019 (Class II Trustee)

	FOR	WITHHOLD
01. Thomas F. Mann	☐	☐

	FOR	AGAINST	ABSTAIN
2. If properly proposed at the meeting, a shareholder proposal to recommend that the Board promptly approve and submit to shareholders a proposal to liquidate the Fund.	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such.
Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature — Please sign within the box	Date (mm/dd/yyyy)	Signature — (Joint Owners)	Date (mm/dd/yyyy)

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